CONFIDENTIAL DISCLOSURE AGREEMENT

         This agreement, effective as of October 26, 1999 between Biosyntech Limited, having its place of business at 475, Boul. Armand-Frappier, Montreal (Laval) QC Canada H7V 4B3("Company"), and Ontogeny, Inc., a Delaware corporation having its place of business at 45 Moulton Street, Cambridge, MA 02138 ("Ontogeny").

         1. BACKGROUND. Company and Ontogeny intend to engage in discussions and negotiations concerning the establishment of a business relationship between them. In connection with such discussions and negotiations, it is anticipated that Company may disclose or deliver to Ontogeny certain of its trade secrets or confidential or proprietary information in the field of Gel-based delivery systems (the "Company Field") and that Ontogeny may disclose or deliver to Company certain of its trade secrets or confidential or proprietary information in the field of growth/inducing factors (the "Ontogeny Field") for the purpose of enabling the other party to evaluate the feasibility of such business relationship. The parties have entered into this Agreement in order to assure the confidentiality of such trade secrets and confidential or proprietary information in accordance with the terms of this Agreement. As used in this Agreement, the party disclosing Proprietary Information (as defined below) is referred to as the "Disclosing Party"; the party receiving such Proprietary Information is referred to as the "Recipient".

         2.  PROPRIETARY  INFORMATION.  As  used  in this  Agreement,  the  term
"Company Proprietary Information" shall mean any and all information, data specifications, techniques, formulae, manufacturing processes, and other information in or concerning the Company Field disclosed in writing by Company to Ontogeny (or if orally or visually disclosed, confirmed in writing within 30 days of such disclosure) and designated as confidential. As used in this Agreement, the terms "Ontogeny Proprietary Information" shall mean any and all information, data, specifications, techniques, formulae, manufacturing processes, and any other information in or concerning the Ontogeny Field disclosed in writing by Ontogeny to Company (or if orally or visually disclosed, confirmed in writing within 30 days of such disclosure) and designated as confidential. Company Proprietary Information and Ontogeny Proprietary Information are collectively referred to herein as "Proprietary Information".

         3. TERM. The provisions of this Agreement shall remain in force for five years from the date of this Agreement. ----

         4. DISCLOSURE OF PROPRIETARY INFORMATION. The Recipient shall hold in confidence, and shall not disclose to any person outside its organization, any Proprietary Information. The Recipient shall use such Proprietary Information only for the purpose for which it was disclosed and shall not use or exploit such Proprietary Information for its own benefit or the benefit of another without the prior written consent of the Disclosing Party. The Recipient shall disclose Proprietary Information received by it under this Agreement only to persons within its organization who have a need to 'know such Proprietary Information in the course of the performance of their duties and who are bound to protect the confidentiality of such Proprietary Information.

         5. LIMITATION ON OBLIGATIONS. The obligations of the Recipient specified in Section 4 above shall not apply, and the Recipient shall have no further obligations, with respect to any Proprietary Information to the extent that such Proprietary Information:


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         (a) is known to the  public at the time of  disclosure  or  becomes  so known through no wrongful act on the part of the Recipient, but only after it becomes so publicly known;

         (b) is in the Recipient's possession at the time of disclosure as evidenced by written records;

         (c) becomes known to the Recipient through disclosure by sources not under an obligation to the disclosing party to maintain such information in confidence; or

         (d) is independently developed by or on behalf of the Recipient by an individual or individuals not having received Proprietary Information hereunder;

Notwithstanding the above, the Recipient may disclose such Proprietary Information as may be required to comply with applicable laws or governmental regulations, provided that the Recipient provides notice to the Disclosing Party of this request promptly prior to any disclosure to permit the Disclosing Party to oppose such disclosure by appropriate legal action or to evaluate whether means can be taken to provide such disclosure on a confidential basis.

         6. NO LICENSe. It is understood that no right to a license, implied or otherwise, under any patent or other rights now or hereafter owned or controlled by the Disclosing Party, is granted to the Recipient by this Agreement and that the disclosure of information does not grant any party any right in and to such information.

         7. RETURN OF DOCUMENTS. The Recipient shall, upon the request of the Disclosing Party, return to the Disclosing Party all drawings, documents and other tangible manifestations of Proprietary Information received by the Recipient pursuant to this Agreement (and all copies and reproductions thereof), except that the Recipient may retain one copy thereof solely for the purpose of determining the extent of its obligations hereunder.

         8. MISCELLANEOUS.

         (a) This Agreement supersedes all prior agreements, written or oral, between the Disclosing Party and the Recipient relating to the subject matter of this Agreement. This Agreement may not be modif ed, changed or discharged, in whole or in part, except by an agreement in writing signed by the Disclosing Party and the Recipient.

         (b) This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         (c) The obligations and rights of the parties under this Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, U.S.A., without reference to its conflict of laws rules.

         (d) Each party acknowledges that disclosure of the Proprietary Information of the other party or use of the Proprietary Information of the other party contrary to the provisions of this Agreement is likely to cause irreparable harm to the Disclosing Party for which damages at law may not be an adequate remedy, and the Recipient agrees that the Disclosing Party shall be entitled to injunctive relief to enjoin the breach of any provisions of this Agreement or to specifically enforce any of the Recipient's obligations hereunder. Notwithstanding, but not in limitation of the foregoing, the Recipient shall be responsible to the Disclosing Party for any damages arising from the breach by the Recipient of any of the covenants and obligations on its part to be observed or performed under this Agreement, in addition to any and all other remedies available to the Disclosing Party at law or in equity.

         (e) The parties shall adhere to the U.S. Export Administration Laws and Regulations and shall not export or re-export any technical data received from any other party hereunder or the direct product of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

         EXECUTED as a sealed instrument as of the day and year first set forth above.

                                      BioSyntech Limited


                                      By: /s/ Francois Binette
                                          -------------------------
                                              Francois Binette

                                      Title:  Vice President R&D


                                      Ontogeny, Inc.


                                      By:  /s/ Raul Rodriguez
                                           ------------------------
                                               Raul Rodriguez


                                      Title: Senior V.P., Business Development